SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 28, 2018

AIRBORNE WIRELESS NETWORK
(Exact name of registrant as specified in charter)

Nevada	333-179079	27-4453740
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4115 Guardian Street, Suite C, Simi Valley, California 93063

(Address of principal executive offices and zip code)

(805) 583-4302

(registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act (17 CFR 240.12b-2)

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 3.03 Material Modification to Rights of Security Holders.

On August 28, 2018, Airborne Wireless Network (the “Company”) and the holders of the Company’s Series 1 Warrants to purchase Series A Convertible Preferred Stock (the “Series 1 Warrants”), originally issued on May 29, 2018 pursuant to (i) the Company’s previously disclosed Underwriting Agreement, dated as of May 23, 2018, between the Company and Maxim Group LLC and (ii) the Company’s Registration Statement on Form S-1 (File No.: 333-220295) (the “Registration Statement”), have agreed to extend the expiration date of the Series 1 Warrants from August 29, 2018 to November 29, 2018. In connection therewith, the holders of the Series 1 Warrants have also agreed that they will not exercise any part of the Series 1 Warrants until a post-effective amendment to the Registration Statement containing a current prospectus under Section 10(a)(3) of the Securities Act of 1933, as amended, that reflects the amended expiration date of the Series 1 Warrants is declared effective by the Securities and Exchange Commission.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBORNE WIRELESS NETWORK

Date: August 28, 2018	/s/ J. Edward Daniels
J. Edward Daniels
President, Treasurer and Secretary

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